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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 4, 2006

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


      PENNSYLVANIA                   0-20212                23-1969991
 ---------------------------      -------------        -------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)            File Number)       Identification No.)


2400 BERNVILLE ROAD, READING, PENNSYLVANIA                      19605
------------------------------------------              ----------------------
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.


Item 2.02.  Results of Operations and Financial Condition.

On October 4, 2006, Arrow International, Inc. issued a press release announcing its results of operations for its fourth quarter and fiscal year ended August 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

Exhibit Number             Description
--------------             -----------

99.1                       Press release dated October 4, 2006 issued by
                           Arrow International, Inc.







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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ARROW INTERNATIONAL, INC.



Date: October 4, 2006                 By:      /S/ FREDERICK J. HIRT
                                             --------------------------------

                                              Frederick J. Hirt
                                              Chief Financial Officer and
                                              Senior Vice President-Finance
                                              (Principal Financial Officer and
                                              Chief Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit        Description                                    Method of Filing
Number         of Exhibit                                     ----------------
-----          ----------
99.1           Press release dated October 4, 2006           Furnished herewith.
               issued by Arrow International, Inc.




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